UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 18, 2010

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

FirstEnergy Corp. held its Annual Meeting of Shareholders on May 18, 2010 in Akron, Ohio.  The matters voted upon and the results of the vote were as follows:

Item 1 - The following persons (comprising all members of the Board) were elected to FirstEnergy's Board of Directors until the Annual Meeting of Shareholders in 2011 and until their successors have been elected:

	Number of Votes
	For	Withheld	Broker Non-Votes

Paul T. Addison	146,224,122	83,732,898	26,242,329
Anthony J. Alexander	149,649,803	80,307,217	26,242,329
Michael J. Anderson	146,001,132	83,955,888	26,242,329
Dr. Carol A. Cartwright	133,516,627	96,440,393	26,242,329
William T. Cottle	146,206,373	83,750,647	26,242,329
Robert B. Heisler, Jr.	145,962,812	83,994,208	26,242,329
Ernest J. Novak, Jr.	146,327,820	83,629,200	26,242,329
Catherine A. Rein	145,808,626	84,148,394	26,242,329
George M. Smart	133,575,711	96,381,309	26,242,329
Wes M. Taylor	146,081,826	83,875,194	26,242,329
Jesse T. Williams, Sr.	145,687,374	84,269,646	26,242,329

Item 2 - The appointment of PricewaterhouseCoopers LLP, as the Company’s independent registered public accounting firm,  for the 2010 fiscal year.  Item 2 received the following vote:
Number of Votes
For	Against	Abstentions

250,963,269	2,235,952	3,000,128

Item 3 - A shareholder proposal recommending that the Board of Directors take the steps necessary to amend FirstEnergy's bylaws to reduce the percentage of shares required to call a special shareholder meeting.  The proposal received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes

118,751,848	107,008,445	4,196,703	26,242,353

Item 4 - A shareholder proposal recommending that the Board of Directors adopt a policy requiring senior executives to retain a significant percentage of shares for two years following termination of employment.  The proposal received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes

40,566,394	184,657,616	4,732,982	26,242,357

Item 5 - A shareholder proposal recommending that the Board of Directors undertake the steps necessary to permit shareholders to act by written consent of a majority of shares outstanding.  The proposal received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes

126,665,931	94,116,957	9,174,110	26,242,351

Item 6 - A shareholder proposal recommending that the Board of Directors initiate the process to amend the articles of incorporation to provide for a majority vote standard for the election of directors. The proposal received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes

172,765,440	53,214,285	3,976,775	26,242,849

The shareholder proposals in Items 3 through 6 above are non-binding on the Company and the ultimate adoption of such provisions is at the discretion of the Board of Directors.  Reference is made to FirstEnergy’s 2010 Proxy Statement filed with the Securities and Exchange Commission on April 1, 2010, for more information regarding the proposals set forth above and the vote required for approval of these matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

May 20, 2010

FIRSTENERGY CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner Vice President, Controller and Chief Accounting Officer